Consumer Portfolio Services, Inc.

Nasdaq: CPSS

As of December 31, 2006

Safe Harbor Statement

Information included in the following slides is believed to be accurate, but is not necessarily complete. Such information should be reviewed in its appropriate context. The implication that historical trends will continue in the future, or that past performance is indicative of future results, is disclaimed. To the extent that one reading the following material nevertheless makes such an inference, such inference would be a forward-looking statement, and would be subject to risks and uncertainties that could cause actual results to vary. Such risks include variable economic conditions, adverse portfolio performance (resulting, for example, from increased defaults by the underlying obligors), volatile wholesale values of collateral underlying CPS assets, reliance on warehouse financing and on the capital markets, fluctuating interest rates, increased competition, regulatory changes, the risk of obligor default inherent sub-prime financing, and exposure to litigation.

Reference to Public Reports

Any person considering an investment in securities issued by CPS is urged to review the materials filed by CPS with the U.S. Securities and Exchange Commission ("Commission"). Such materials may be found by inquiring of the Commission's EDGAR search page (http://www.sec.gov/edgar/searchedgar/companysearch.html) using CPS's ticker symbol, which is "CPSS." Risk factors that should be considered are described under the caption "Forward-looking Statements" in Item 7 of CPS's annual report on Form 10-K, which report is on file with the Commission and available for review at the Commission's website. Such description of risk factors is incorporated herein by reference.

Company Overview

- ✓ Specialty finance company focused on sub-prime auto market
- ✓ Established in 1991; IPO in 1992
- ✓ Irvine, California headquarters and three servicing branches in Virginia, Florida and Illinois

Company Overview

- ✓ Through December 31, 2006, approximately $7.1 billion in contract purchases from auto dealers
- ✓ As of December 31, 2006, managed portfolio of approximately $1.57 billion
- ✓ Approximately 780 employees

U.S. Auto Finance Market

- ✓ 2005 U.S. auto financing = \$407 billion(1)
  - \$211 billion new; \$196 billion used
- ✓ Company estimates 20%, or \$81 billion is "sub-prime"
- ✓ Historically fragmented market with few long-term dominant players
- ✓ Significant barriers to entry

(1) According to CNW Marketing Research, Inc.

Major Market Participants

- ✓ AmeriCredit
- ✓ Capital One
- ✓ Triad
- ✓ HSBC/Household
- ✓ Wells Fargo
- ✓ CitiFinancial
- ✓ Chase Custom
- ✓ Manufacturers' Captives

The CPS Landscape

as of December 31, 2006

- ✓ Contracts with over 7,700 dealers in 47 states
- ✓ 89 employee marketing reps in the field and 6 in-house
- ✓ West coast headquarters and three strategically located servicing branches
- ✓ Primarily factory franchise dealers


Independents(1)
11%
Rental Car
Companies
1%
Factory
Franchised
88%

Contract Purchases in 2006

(1) Includes contract purchases of TFC, a subsidiary that targets enlisted members of U.S. Armed Forces.

Collateral Description

- ✓ Primarily late model pre-owned vehicles
  - 15% New
  - 85% Pre-owned
  - 72% Domestic
  - 28% Foreign



Securitization 2006-D
Principal Balances by
Model Year
40%
35%
30%
25%
20%
15%
10%
5%
0%
2006
2005
2004
2003
2002
2001
Earlier

Program Overview

CPS's risk-adjusted pricing results in program offerings covering a wide band of the credit spectrum

New contract acquisitions in 2006

Program	Avg Yield(1)	Avg Amount Financed	Avg FICO	% of Purchases(2)
Preferred	12.4%	$19,756	592	3%
Super Alpha	15.2%	$19,617	518	12%
Alpha Plus	17.1 %	$17,670	523	18%
Alpha	19.2 %	$15,403	513	45%
Standard	22.8 %	$13,150	520	9%
Mercury / Delta	26.2 %	$11,678	519	8%
First Time Buyer	27.0 %	$11,449	544	5%

(1) Contract APR as adjusted for fees charged (or paid) to dealer.
(2) Under the CPS programs.

Borrower and Contract Profile

An emphasis on *stable* borrowers with the ability to rehabilitate their credit profile

Borrower:	
Average age	37 years
Average time in job	5 years
Average time in residence	5 years
Average credit history	9 years
Average household income	$40,440 per year
Percentage of homeowners	18%
Contract:	
Average amount financed	$15,381
Average monthly payment	$391
Average term	63 months
Weighted average APR	18.5%

New contract acquisitions under the CPS programs in 2006

Contract Originations

- ✓ Centralized contract originations at Irvine HQ
  - Maximizes control and efficiencies
- ✓ Proprietary auto-decisioning system
  - Makes initial credit decision on approximately 90% of incoming applications
  - Enhances dealer service by shortening response time
- ✓ Pre-funding verification of employment, income and residency
  - Protects against dealer and obligor fraud

Historical Origination Volume

Since inception through December 31, 2006 the Company has originated over $7.0 billion



1,200
1,000
800
600
400
200
0
Annual Volumes
($ in millions)
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

Contract Servicing

- ✓ Geographically dispersed servicing centers enhance coverage and staffing flexibility and drive portfolio performance
- ✓ Offices are tied into the central database and paperless collection system
- ✓ Early contact on past due accounts; commencing as early as first day after due date
- ✓ Early stage workload supplemented by automated intelligent predictive dialer
- ✓ Workloads allocated based on specialization and behavioral scorecards, which enhances efficiencies

Successful Acquisitions

Entity	Date and Purchase Price	Comments
MFN Financial Corp.	March 2002 $123.2 million	✓ $380 million portfolio ✓ $17.4 million negative goodwill
The Finance Company	May 2003 $23.7 million	✓ $150 million portfolio ✓ CPS maintains presence in TFC military niche
SeaWest Financial Corp. (Purchase of certain assets only)	April 2004 $63.2 million	✓ $75 million portfolio acquired ✓ Servicing for additional $100 million

Strategies for Future Growth

- ✓ Increase dealer penetration and expand dealer network
  - Expansion of marketing rep network
  - Continue high level of dealer contact with improved service levels
  - Expansion of risk-based pricing model
  - Expansion of the independent dealer program
  - Retention of existing customers

Portfolio Financing

- ✓ Two senior warehouse facilities aggregating $400 million
- ✓ $25 million subordinated warehouse facility allows advance rates up to 93% across both senior lines
- ✓ Quarterly "AAA" rated asset-backed securities provide long-term matched funding
- ✓ Use of multiple bond insurers enhances liquidity and structural flexibility
- ✓ Sale of subordinated tranches increases liquidity
- ✓ Revolving and term residual interest financings reduce cost of capital

Portfolio Financing

The Company has been a regular issuer of rated ABS since 1994

Through Q4 2006: 43 deals aggregating over $5.1 billion


$ in millions
350
300
250
200
150
100
50
0
Outstanding Balance
Original Balance
1994-1
1994-2
1994-3
1994-4
1995-1
1995-2
1995-3
1995-4
1996-1
1996-1
1996-2
1996-3
1997-1
1997-2
1997-3
1997-4
1997-5
1998-1
1998-2
1998-3
1998-4
2001-A
2002-A
2002-B
2002-C
2003-A
2003-B
2003-C
2003-D
2004-A
2004-1
2004-B
2004-C
2004-D
2005-A
2005-B
2005-C
2005-TFC
2005-D
2006-A
2006-B
2006-C
2006-D

Other Financing

($ in thousands)

Outstanding at December 31, 2006	Source	Terms	Comments
$19,178	Residual Interest Term Financing	8.36% Amortizing with related ABS	2nd rated "NIM" transaction by CPS
$12,200	Residual Interest Warehouse Facility	LIBOR plus 6.125%	$35 mm two-year revolver
$25,000	Senior Debt – Affiliate of Levine Leichtman	11.75% 2007 maturities	A lender to CPS since 1998
$13,619	Sub. Debt – Renewable Notes	Wtd rate 9.84% Wtd orig term 27 months	Shelf registration effective May 2005

Total Managed Portfolio

Composition by Source ($ in millions)



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$595 mm
$744 mm
$907 mm
$1,122 mm
$1,566 mm
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
SeaWest 3rd Party
SeaWest
TFC
MFN
CPS

Primary Driver of Growth is CPS "Organic" Contract Purchases with over 95% now On Balance Sheet

Average Annual Net Credit Losses

Consistent Performance and Positive Trends



14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
CPS
MFN
TFC
MFN recoveries now
exceed incremental losses
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

Delinquencies and Repo Inventory (1)

Three quarter rolling averages


9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
CPS
MFN (2)
TFC
Dec 95
Dec 96
Dec 97
Dec 98
Mar 99
Jun 99
Sep 99
Dec 99
Mar 00
Jun 00
Sep 00
Dec-00
Mar 01
Jun 01
Sep 01
Dec 01
Mar 02
Jun 02
Sep 02
Dec 02
Mar 03
Jun 03
Sep 03
Dec 03
Mar 04
Jun 04
Sep 04
Dec 04
Mar 05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06

Consistent Performance and Positive Trends

(1) 30 or more days past due.
(2) MFN transactions called in August 2005.

Static Pool Performance



Average ABS Pool Cumulative Net Losses as of December 31, 2006
Consistent Performance and Positive Trends
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
1997
1998
2001
2002
2003
2004
2005
2006
ABS pools from 2003 onward exhibit substantially better performance.
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24
Months seasoned

Auction Values

Liquidation Values for Repo Sales Have Increased from 2003 (1)



50%
40%
30%
20%
10%
0%
CPS Portfolio
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06

(1) Net liquidation proceeds as a percentage of the net balance at the time of sale of the vehicle.

Repossession Sales in Q4 2006 (1)

- ✓ Least fuel efficient vehicles comprised less than 10% of all vehicles sold
- ✓ Full-size SUV's and trucks sold for 50% of contract balance vs. 43% for other vehicles



2%
23%
11%
14%
6%
3%
7%
34%
Compact Car
Full-size Car
Full-size SUV
Full-size Truck
Mid-size Car
Mid-size SUV
Mid-size Truck
Sports Car

(1) For CPS portfolio.

Summary Balance Sheets

($ in millions)	December 31, 2006	December 31, 2005	December 31, 2004
Assets			
Cash	14.2	$ 17.8	$ 14.4
Restricted Cash	193.0	157.7	125.1
Finance receivables, net of allowance	1,401.4	913.6	550.2
Residual interest in securitizations	13.8	25.2	50.4
Other Assets	94.6	40.9	26.5
	$1,717.0	$ 1,155.1	$ 766.6
Liabilities			
Accounts payable and other liabilities	$ 17.8	$ 19.8	$ 22.6
Warehouse lines of credit	73.0	35.4	34.3
Residual interest financing	31.4	43.7	22.2
Securitization trust debt	1,443.0	924.0	542.8
Other debt	38.6	58.7	74.8
	1,603.7	1,081.6	696.7
Shareholders' equity	113.3	73.6	69.9
	$1,717.0	$ 1,155.1	$ 766.6

Summary Statements of Operations

($ in millions)	Years Ended December 31, 2006	December 31, 2005	December 31, 2004
Revenues			
Interest income	$ 263.6	$ 171.8	$ 105.8
Servicing fees	2.9	6.6	12.5
Other income	12.4	15.2	14.4
	278.9	193.7	132.7
Expenses			
Employee costs	38.5	40.4	38.2
General and administrative	42.0	39.3	33.9
Interest	93.1	51.7	32.1
Impairment on residual	0	0	11.8
Provision for credit losses	92.1	59.0	32.6
	265.7	190.3	148.6
Pretax income (loss)	13.2	3.4	(15.9)
Income tax expense (gain)	(26.4)	0	0
Net income (loss)	$ 39.6	$ 3.4	$ (15.9)
EPS (fully diluted)	$1.64	$0.14	$(0.75)
EPS (fully diluted) without tax gain	$0.55	$0.14	$(0.75)

Selected Financial Data

($ in millions)	Years Ended		
	December 31, 2006	December 31, 2005	December 31, 2004
Auto contract purchases	$1,019.0	$691.3	$447.2
Total managed portfolio	$1,565.9	$1,121.7	$906.9
Risk-adjusted margin (1)	$78.4	$61.2	$41.1
Core operating expenses (2)			
$ amount	$80.5	$79.7	$72.1
% of average managed portfolio	5.9%	8.0%	8.4%
Return on managed assets (3)	0.96%	0.34%	NMF
Total delinquencies and repo inventory (30+ days)			
(% of total owned portfolio)	5.5%	5.0%	5.6%
Annualized net charge-offs			
(% of average owned portfolio)	4.5%	5.3%	7.8%

(1) Interest income less interest expense and provision for credit losses.
(2) Total expenses less provision for credit losses less interest expense and impairment loss on residual asset.
(3) Pretax income divided by average managed portfolio.

Investment Merits

- ✓ CPS has weathered industry turbulence to remain one of the few independent public auto finance companies
- ✓ Attractive industry fundamentals
- ✓ Disciplined approach to credit quality and servicing
- ✓ Demonstrated growth in new contract acquisitions and total managed portfolio

Investment Merits

- ✓ Recurring revenue model and sound quality of earnings
- ✓ Operating leverage through economies of scale
- ✓ Opportunistic, successful acquisitions
- ✓ Stable senior management team with significant equity ownership – senior management, including vice presidents, average 12 years of service with the Company

Consumer Portfolio Services, Inc.

Nasdaq: CPSS